                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 24, 2004



                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                      0-22356                  58-20583
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)



                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On March 24, 2004, Friedman's Inc. issued a press release announcing that the Company has received a Wells Notice from the Division of Enforcement of the Securities and Exchange Commission. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference into this Item.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibits

         The following exhibits are filed as a part of this report:

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release Dated March 24, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Friedman's Inc.
                                             (Registrant)



Date:  March 24, 2004                        By: /s/ Richard Cartoon
                                                --------------------------------
                                                Richard Cartoon
                                                Chief Financial Officer

                                      -3-